                                                                      Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., A GEORGIA CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES TO FILE SHORTLY WITH THE SECURITIES AND EXCHANGE COMMISSION, UNDER THE PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AN ANNUAL REPORT ON FORM 10-K; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS
CHARLES B. COE, ISAIAH HARRIS AND GARY BUTLER, AND EACH OF THEM, AS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN EACH OF HIS RESPECTIVE CAPACITIES WITH THE COMPANY, TO EXECUTE AND FILE SUCH ANNUAL REPORT, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENT OR AMENDMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY, TO ALL INTENTS AND PURPOSES, AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL DO, OR CAUSE TO BE DONE, BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THE 27TH DAY OF JANUARY, 1999.


                                               /s/ C. Sidney Boren
                                               ----------------------------
                                               C. SIDNEY BOREN
                                               DIRECTOR

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., A GEORGIA CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES TO FILE SHORTLY WITH THE SECURITIES AND EXCHANGE COMMISSION, UNDER THE PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AN ANNUAL REPORT ON FORM 10-K; AND

         WHEREAS, THE UNDERSIGNED IS AN OFFICER AND A DIRECTOR OF THE COMPANY AS INDICATED UNDER HIS NAME;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS
CHARLES B. COE, ISAIAH HARRIS AND GARY BUTLER, AND EACH OF THEM, AS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN EACH OF HIS RESPECTIVE CAPACITIES WITH THE COMPANY, TO EXECUTE AND FILE SUCH ANNUAL REPORT, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENT OR AMENDMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY, TO ALL INTENTS AND PURPOSES, AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL DO, OR CAUSE TO BE DONE, BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THE 27TH DAY OF JANUARY, 1999.



                                               /s/ Charles B. Coe
                                               ----------------------------
                                               CHARLES B. COE
                                               PRESIDENT
                                               DIRECTOR

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., A GEORGIA CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES TO FILE SHORTLY WITH THE SECURITIES AND EXCHANGE COMMISSION, UNDER THE PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AN ANNUAL REPORT ON FORM 10-K; AND

         WHEREAS, THE UNDERSIGNED IS AN OFFICER AND A DIRECTOR OF THE COMPANY AS INDICATED UNDER HIS NAME;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS
CHARLES B. COE, ISAIAH HARRIS AND GARY BUTLER, AND EACH OF THEM, AS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN EACH OF HIS RESPECTIVE CAPACITIES WITH THE COMPANY, TO EXECUTE AND FILE SUCH ANNUAL REPORT, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENT OR AMENDMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY, TO ALL INTENTS AND PURPOSES, AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL DO, OR CAUSE TO BE DONE, BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THE 27TH DAY OF JANUARY, 1999.



                                               /s/ Odie C. Donald
                                               ----------------------------
                                               ODIE C. DONALD
                                               GROUP PRESIDENT - CUSTOMER
                                               OPERATIONS
                                               DIRECTOR

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., A GEORGIA CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES TO FILE SHORTLY WITH THE SECURITIES AND EXCHANGE COMMISSION, UNDER THE PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AN ANNUAL REPORT ON FORM 10-K; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS
CHARLES B. COE, ISAIAH HARRIS AND GARY BUTLER, AND EACH OF THEM, AS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN EACH OF HIS RESPECTIVE CAPACITIES WITH THE COMPANY, TO EXECUTE AND FILE SUCH ANNUAL REPORT, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENT OR AMENDMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY, TO ALL INTENTS AND PURPOSES, AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL DO, OR CAUSE TO BE DONE, BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THE 27TH DAY OF JANUARY, 1999.



                                               /s/ Jere A. Drummond
                                               ----------------------------
                                               JERE A. DRUMMOND
                                               DIRECTOR

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., A GEORGIA CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES TO FILE SHORTLY WITH THE SECURITIES AND EXCHANGE COMMISSION, UNDER THE PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AN ANNUAL REPORT ON FORM 10-K; AND

         WHEREAS, THE UNDERSIGNED IS AN OFFICER AND A DIRECTOR OF THE COMPANY AS INDICATED UNDER HER NAME;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS
CHARLES B. COE, ISAIAH HARRIS AND GARY BUTLER, AND EACH OF THEM, AS ATTORNEYS FOR HER AND IN HER NAME, PLACE AND STEAD, AND IN EACH OF HER RESPECTIVE CAPACITIES WITH THE COMPANY, TO EXECUTE AND FILE SUCH ANNUAL REPORT, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENT OR AMENDMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY, TO ALL INTENTS AND PURPOSES, AS SHE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL DO, OR CAUSE TO BE DONE, BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HER HAND THE 27TH DAY OF JANUARY, 1999.




                                               /s/ Margaret H. Greene
                                               ----------------------------
                                               MARGARET H. GREENE
                                               GROUP PRESIDENT  - REGULATORY AND
                                               EXTERNAL AFFAIRS
                                               DIRECTOR

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., A GEORGIA CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES TO FILE SHORTLY WITH THE SECURITIES AND EXCHANGE COMMISSION, UNDER THE PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AN ANNUAL REPORT ON FORM 10-K; AND

         WHEREAS, THE UNDERSIGNED IS AN OFFICER AND A DIRECTOR OF THE COMPANY AS INDICATED UNDER HIS NAME;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS
CHARLES B. COE, ISAIAH HARRIS AND GARY BUTLER, AND EACH OF THEM, AS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN EACH OF HIS RESPECTIVE CAPACITIES WITH THE COMPANY, TO EXECUTE AND FILE SUCH ANNUAL REPORT, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENT OR AMENDMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY, TO ALL INTENTS AND PURPOSES, AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL DO, OR CAUSE TO BE DONE, BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THE 27TH DAY OF JANUARY, 1999.




                                               /s/ Isaiah Harris
                                               ----------------------------
                                               ISAIAH HARRIS
                                               VICE PRESIDENT
                                               CHIEF FINANCIAL OFFICER
                                               COMPTROLLER
                                               DIRECTOR

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., A GEORGIA CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES TO FILE SHORTLY WITH THE SECURITIES AND EXCHANGE COMMISSION, UNDER THE PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AN ANNUAL REPORT ON FORM 10-K; AND

         WHEREAS, THE UNDERSIGNED IS AN OFFICER AND A DIRECTOR OF THE COMPANY AS INDICATED UNDER HIS NAME;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS
CHARLES B. COE, ISAIAH HARRIS AND GARY BUTLER, AND EACH OF THEM, AS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN EACH OF HIS RESPECTIVE CAPACITIES WITH THE COMPANY, TO EXECUTE AND FILE SUCH ANNUAL REPORT, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENT OR AMENDMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY, TO ALL INTENTS AND PURPOSES, AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL DO, OR CAUSE TO BE DONE, BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THE 27TH DAY OF JANUARY, 1999.




                                               /s/ Elton R. King
                                               ----------------------------
                                               ELTON R. KING
                                               GROUP PRESIDENT - NETWORK AND
                                               CARRIER SERVICES
                                               DIRECTOR